EXHIBIT 10.2

EXECUTION COPY

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of August 20, 2008, by and between ESPRE SOLUTIONS, INC., a Nevada corporation (“Pledgor”), and DALCOR INC., a company organized under the laws of Panama (“Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Convertible Secured Promissory Note and Loan Agreement, dated as of the date hereof, issued by Pledgor in favor of Secured Party (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), the Secured Party has agreed to make loans to Pledgor;

WHEREAS, in connection with the Note, Secured Party requires that Grantor execute and deliver to the Secured Party this Agreement; and

WHEREAS, Pledgor and Secured Party are party to that certain Security Agreement, dated as of the date hereof (the “Security Agreement”);

WHEREAS, Pledgor is the record and beneficial owner of the Stock listed in Part A of Schedule I hereto and the owner of the promissory notes and Instruments listed in Part B of Schedule I hereto;

WHEREAS, in order to induce Secured Party to make the loans as provided for in the Note, Pledgor has agreed to pledge the Pledged Collateral to Secured Party, in accordance herewith; and

NOW, THEREFORE, in consideration of the premises, the covenants hereinafter contained and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and to induce Secured Party to make loans under the Note, Pledgor and Secured Party agree as follows:

1.             DEFINITIONS.  All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note or Security Agreement, as applicable.  The following terms shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

(a)           “Code” means the Uniform Commercial Code in effect in the State of Nevada, New York or any other applicable jurisdiction.

(b)           “Event of Default” means:  (a) occurrence of an Event of Default (as defined in the Note and the Security Agreement) or (b) the failure of the Pledgor to (i) pay or perform any of the Secured Obligations as and when due to be paid or performed under the terms of the Note or (ii) comply with any of the provisions of, or the incorrectness of any representation or warranty contained in, this Agreement.

(c)           “Pledged Collateral” has the meaning ascribed to such term in Section 2 hereof.

(d)           “Pledged Entity” means Blideo Inc., a Texas corporation.

(e)           “Pledged Indebtedness” means the Indebtedness and other obligations owing to Pledgor from time to time, including the promissory notes and instruments evidencing such Indebtedness listed on Part B of Schedule I hereto.

(f)           “Pledged Shares” means the stock of the Pledged Entity whether now owned or hereafter acquired by Pledgor, including the stock listed on Part A of Schedule I hereto.

(g)           “Secured Obligations” has the meaning ascribed to such term in Section 3 hereof.

2.             PLEDGE.  Pledgor hereby pledges to Secured Party, and grants to Secured Party, a first-priority security interest in all of the following (collectively, the “Pledged Collateral”):

(a)           the Pledged Shares and any and all certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

(b)           the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

(c)           all proceeds of the foregoing.

3.             SECURITY FOR OBLIGATIONS.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise), and performance of all of Pledgor’s obligations of any kind under or in connection with the Note and the other documents executed in connection therewith and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

4.             DELIVERY OF PLEDGED COLLATERAL.  Any and all certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto.  All Pledged Shares so delivered shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party and all promissory notes or other instruments so delivered evidencing the Pledged Indebtedness shall be endorsed by Pledgor.

5.             REPRESENTATIONS AND WARRANTIES.  Pledgor represents and warrants to Secured Party that:

(a)           (i) Pledgor is, and at the time of delivery of the Pledged Shares to Secured Party, the sole holder of record and the sole beneficial owner of the Pledged Shares pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement or the Security Agreement and (ii) Pledgor is and at the time of delivery of the Pledged Indebtedness to Secured Party will be, the sole owner of such Pledged Indebtedness free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement or the Security Agreement;

(b)           (i) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable and (ii) the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of the applicable entity, and no such entity is in default thereunder;

(c)            Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Secured Party as provided herein;

(d)           None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e)           All of the Pledged Shares are presently owned by Pledgor, and are presently represented by the certificates, if any, listed on Part A of Schedule I hereto.  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

(f)            No consent, approval, authorization, other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required:  (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally and except for any such consent, approval, authorization, or other order, if any, arising solely from the status of the Secured Party;

(g)           The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid, first-priority Lien on and a first-priority perfected security interest in favor of Secured Party, in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Liens;

(h)           This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

(i)            The Pledged Shares constitute the percentage of the issued and outstanding stock of each Pledged Entity set forth on Part A of Schedule I;

(j)             Except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness or obligations (except for the Secured Obligations) or subject to the terms of an indenture;

(k)            With respect to any Pledged Entity which is a limited liability company or a limited partnership, none of the Pledged Collateral constitutes a “security” within the meaning of the Code.  In particular, with respect to any Pledged Entity which is a limited liability company or a limited partnership (i) none of the Pledged Collateral is dealt in or traded on the securities exchanges or in securities markets, (ii) none of the terms of the Pledged Collateral expressly provide that it is a “security” governed by Article 8 of the Code, and (iii) the Pledged Collateral is not an investment company security; and

(l)             None of the Pledged Collateral is held in a securities account.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.             COVENANTS.  Pledgor covenants and agrees that until the Maturity Date:

(a)           Without the prior written consent of Secured Party, Pledgor will not sell, assign, transfer, pledge or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Note.

(b)           Pledgor will promptly execute, acknowledge and deliver all instruments and take all actions as Secured Party from time to time may request in order to ensure to Secured Party the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Secured Party in accordance with the Security Agreement.

(c)           Pledgor has and will defend the title to the Pledged Collateral and the Liens of Secured Party in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens.

(d)           Pledgor will, upon obtaining ownership of any additional Pledged Shares or Pledged Indebtedness, which stock, notes or instruments have not already been delivered to Secured Party, promptly (and in any event within three (3) Business Days of receipt) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional stock, notes or instruments, pursuant to which Pledgor shall pledge to Secured Party all of such additional stock, notes and instruments.  Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral.

(e)           Pledgor, consents to, and waives any and all rights to object to, any other stockholder or member of Pledged Entity pledging such stockholder’s or member’s interests in Borrower to Secured Party.  In addition, Pledgor hereby waives any and all rights to require an opinion of counsel or any other information and/or agreement in connection with any other stockholder’s or member’s pledge of its interests therein to Secured Party.

(f)            Pledgor, consents to, and waives any and all rights to object to Secured Party exercising any and all remedies set forth herein pursuant to the terms hereof.  Without limiting the generality of the foregoing, upon the exercise of such remedies, Secured Party or its transferees or assignees shall be entitled to become stockholders of Pledged Entity without any further consent by any other stockholder or member of Pledge Entity.

7.             PLEDGOR’S RIGHTS.  As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

(a)           Pledgor shall have the right to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Note or any other document executed in connection therewith; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Secured Party in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and only to the extent expressly permitted by the Note):

(i)           the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii)          the consolidation or merger of a Pledged Entity with any other Person;

(iii)         the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity;

(iv)        any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance by a Pledged Entity of any additional stock; or

(v)         the alteration of the voting rights with respect to the stock of a Pledged Entity; and

(b)           Pledgor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Note other than any and all:  (i) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (iii) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(c)           all dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with Section 7(b) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Secured Party to hold as Pledged Collateral for itself, and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsement).

8.             DEFAULTS AND REMEDIES; PROXY.

(a)           Upon the occurrence and during the continuation of an Event of Default, and concurrently with written notice to Pledgor, Secured Party (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to:  (i) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, (ii) exercise the voting and all other rights as a holder with respect thereto, (iii) collect and receive all cash dividends, interest, principal and other distributions made thereon for application to Pledgor’s obligations under the Note, (iv) sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral, and (v) otherwise act with respect to the Pledged Collateral as though Secured Party was the outright owner thereof.  Any sale shall be made at a public or private sale at Secured Party’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Secured Party may deem fair, and Secured Party or its affiliates, designees or assignees may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption.  Each sale shall be made to the highest bidder, but Secured Party reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate.  Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.  PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO.  THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE MATURITY DATE.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS, CALLING SPECIAL MEETINGS AND VOTING AT SUCH MEETINGS).  SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.  NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b)           If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Secured Party, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Secured Party may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgor.

(c)           If, at any time when Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Secured Party in its discretion may (x) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) approach and negotiate with a single possible purchaser to effect such sale, and (z) restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof.  In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to requirements of applicable law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i)          as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii)         as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii)        as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about a Pledged Entity or Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv)        as to such other matters as Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights, the Act and all applicable state securities laws.

(d)           Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8(c) above.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

(e)           Pledgor agrees, to the maximum extent permitted by applicable law, that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Pledgor agrees that it will not interfere with any right, power and remedy of Secured Party provided for in this Agreement or now or hereafter existing at law, in equity, by statute or otherwise, or the exercise or beginning of the exercise by Secured Party of any one or more of such rights, powers or remedies.  No failure or delay on the part of Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any right, power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(f)            Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Secured Party, that Secured Party shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives, and agrees not to assert, any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9.             WAIVER.  No delay on Secured Party’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any power of sale, Lien, option or any other right hereunder, without notice or demand, or prejudice Secured Party’s rights as against Pledgor in any respect.

10.           ASSIGNMENT.  Secured Party may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Note, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11.           TERMINATION.  Within a reasonable time following the Maturity Date, Secured Party shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided in Section 14 hereof, all of Pledgor’s obligations hereunder shall at such time terminate.

12.           LIEN ABSOLUTE.  All rights of Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of the Note, any other documents executed in connection therewith or any other agreement or instrument governing or evidencing any Secured Obligations;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, any other documents executed in connection therewith or any other agreement or instrument governing or evidencing any Secured Obligations;

(c)           any exchange, release or non-perfection of any other Collateral, or any release, amendment, waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)           the insolvency of Pledgor; or

(e)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

13.           REINSTATEMENT.  This Agreement shall remain in full force and effect and continue to be effective should:  (a) any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, (b) Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors, or (c) a receiver or trustee be appointed for all or any significant part of Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14.           SEVERABILITY.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

15.           NOTICES.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Pledgor, to:

Espre Solutions, Inc.
5700 W. Plano Parkway, Suite 2600
Plano, Texas 75093
Telephone:	214-254-3708
Facsimile:	214-254-3709

If to the Secured Party, to:

Dalcor Inc.
c/o Oliver Chappaz
Rue General Dufour 20
1204 Geneva, Switzerland
Telephone:
Facsimile:

with copy to (which shall not constitute notice):

Hunton & Williams LLP
Bank of America Plaza
600 Peachtree Street, N.E., Suite 4100
Atlanta, Georgia 30308

or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

16.           SECTION TITLES.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

17.           COUNTERPARTS.  This Agreement may be executed in multiple counterparts (any of which may be via facsimile signature or other electronic transmission), which shall, collectively and separately, constitute one agreement.

18.           BENEFIT OF SECURED PARTY.  All security interests granted or contemplated hereby shall be for the benefit of Secured Party, and all proceeds or payments realized from the Pledged Collateral upon the Secured Party’s exercise of its rights in accordance herewith shall be applied to the Obligations in accordance with the terms of the Note.

19.           MISCELLANEOUS.

(a)           Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b)           Pledgor agrees to promptly reimburse Secured Party for actual expenses, including, without limitation, reasonable counsel fees, incurred by Secured Party in connection with the administration and enforcement of this Agreement.

(c)           Neither Secured Party nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d)           THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, SECURED PARTY AND ITS SUCCESSORS AND ASSIGNS.

(e)           None of the terms of this Agreement may be waived, altered, modified or amended, except in a writing signed by Secured Party and Pledgor.

20.           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES).  WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE PLEDGOR IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF NEW YORK AND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  SUBJECT TO APPLICABLE LAW, THE PLEDGOR AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH JUDGMENT SHALL BE CONCLUSIVE EVIDENCE THEREOF AND THE AMOUNT OF ITS INDEBTEDNESS, OR BY SUCH OTHER MEANS PROVIDED BY LAW; PROVIDED, HOWEVER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL (AS DEFINED IN THE SECURITY AGREEMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS UNDER THE NOTE OR THIS AGREEMENT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY.  PLEDGOR HEREBY EXPRESSLY (A) SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, AND (C) HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF ANY SUCH SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT THE ADDRESS SET FORTH IN SECTION 15 HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

21.           WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH.  EACH PARTY HERETO (I) CERTIFIES THAT NEITHER OF THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[Signature page follows]

IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be executed and delivered by their respective duly authorized representatives as of the date first written above.

PLEDGOR:

ESPRE SOLUTIONS, INC.

By:	/s/ Peter Ianace
Name: Peter Ianace
Title: Chief Executive Officer

[Signatures Continue on Following Page]

SECURED PARTY:

DALCOR INC.

By:	/s/ Oliver Chappaz
Name: Oliver Chappaz
Title: Authorized Signatory and Attorney-in-fact

Schedule I

PART A
PLEDGED SHARES

Pledged Entity	Class of Stock	Stock Certificate Number(s)	Number of Shares	Percentage of Outstanding Shares
Blideo Inc.	Common	1	200,000
Blideo Inc.	Common	4	100,000
Blideo Inc.	Common	5	150,000
Blideo Inc.	Common	20	50,000
Blideo Inc.	Common	36	95,833

PART B
PLEDGED INDEBTEDNESS

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Schedule I

Schedule II

PLEDGE AMENDMENT

This Pledge Amendment, dated ___________ ___, 2___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Pledge Agreement.  The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, Instruments (as defined in the Security Agreement) and Pledged Shares prior to this Pledge Amendment and as to the promissory notes, Instruments (as defined in the Security Agreement) and Pledged Shares pursuant to this Pledge Amendment.  The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated August 20, 2008, by and between the undersigned, as Pledgor, and Dalcor Inc., as Secured Party (the “Pledge Agreement”), and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.  The undersigned acknowledges that any promissory notes, Instruments (as defined in the Security Agreement) or Pledged Shares not included in the Pledged Collateral at the discretion of Secured Party may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

ESPRE SOLUTINONS, INC., as Pledgor

By:
Name:
Title:

Name and Address of Pledgor	Pledged Entity	Class of Stock	Certificate Number(s)	Number of Shares

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Schedule II